UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2005
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                                Datigen.com, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

         0-26027                                           87-0626333
(Commission File Number)                       (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (973) 340-6000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2005, the Registrant entered into a Consulting Agreement (the "Consulting Agreement") with Tamir Levinas (the "Consultant"). Mr. Levinas is a director of the Registrant and the son of Aharon Y. Levinas, a director and the Chief Technology Officer of the Registrant.

Pursuant to the Consulting Agreement, Mr. Levinas was retained as a consultant to perform services as may be requested by the Registrant's Board of Directors. The term of the Consultant Agreement ("the "Term") is for eight months, commencing on the date thereof, but the Registrant may, with or without cause, elect to terminate the Consultant Agreement by giving five days' written notice. Upon such termination, the Consultant shall be relieved of any further obligation of performance to the Registrant; provided, however, that notwithstanding the termination (a) the Registrant shall pay the Consultant for the remainder of the Term, including without limitation the issuance of the shares described below.

As compensation for his services, the Consultant shall be paid an initial fee of $10,000, payable within 10 days from the date of the Consulting Agreement, and a fee of $2,500 for each month of the Term, payable on a monthly basis. In addition, the Registrant shall issue to the Consultant the following shares of the Registrant's common stock: 20,000 shares within 10 days after the date of the Consulting Agreement; and 5,000 shares on the first day of each month of the Term. The Registrant agreed to use its best efforts to have the shares issued to the Consultant pursuant to the Consultant Agreement registered with the SEC pursuant to a registration statement on Form S-8.

During the Term and for a period of one year thereafter, the Consultant shall not compete with the Registrant nor solicit any of the Registrant's employees or customers. The Consultant agreed to hold the Registrant's confidential information in strict confidence.

For all the terms and conditions of the Consulting Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.16. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.


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

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not applicable
(b) Pro forma financial information. Not applicable
(c) Exhibits

      Exhibit 10.16 Consulting Agreement, dated July 1, 2005, by and between the Registrant and Tamir Levinas


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DATIGEN.COM, INC.


                                                By:    /s/ Edward Braniff
                                                       ------------------
                                                Name:  Edward Braniff
                                                Title: Chief Financial Officer

Date: July 19, 2005


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